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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Registration Statement of National Media Corporation on Form S-4 of our report dated March 10, 1995 appearing in the Registration Statement and to the reference to us under the heading "Experts" in the Registration Statement.






Deloitte & Touche LLP
Los Angeles, California
February 12, 1996